Exhibit 10.3

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) dated as of April 17, 2014 (the “Effective Date”), is entered into by and among AMEDISYS HOLDING, L.L.C., a Louisiana limited liability company (the “Co-Borrower”), AMEDISYS, INC., a Delaware corporation (the “Lead Borrower”, together with the Co-Borrower, the “Borrowers”), each of the Subsidiaries of the Borrowers listed on the signature pages hereof (the “Guarantors”), each of the Lenders (as such term is hereafter defined) party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENT

WHEREAS, the Borrowers, the lenders party thereto (the “Lenders”) and the Administrative Agent entered into that certain Credit Agreement dated as of October 26, 2012 (as amended by that certain First Amendment to Credit Agreement and Limited Waiver dated as of September 4, 2013, that certain Second Amendment to Credit Agreement dated as of November 11, 2013 and as further amended from time to time, the “Credit Agreement”; capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement); and

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent desire to amend the Credit Agreement as hereinafter provided;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Section 7.4(c). Section 7.4(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following in order to revise subsection (B) thereof:

“(c) (i) Asset Sales pending as of the Second Amendment Effective Date and described on Schedule 7.4 and (ii) other Asset Sales not permitted by any other clause of this Section 7.4 made after the Second Amendment Effective Date, the proceeds of which (valued at the principal amount thereof in the case of non-cash proceeds consisting of notes or other debt Securities and valued at fair market value in the case of other non-cash proceeds) when aggregated with the proceeds of all other Asset Sales made pursuant to this clause (ii) after the Second Amendment Effective Date and prior to the date of determination, are less than $10,000,000; provided (A) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (if the value is greater than $5,000,000, as determined in good faith by the Board of Directors of the Lead Borrower) and (B) no less than 90% of such consideration shall be paid in cash or in Cash Equivalents, except, with regard to the requirement in this subsection (B), with respect to Asset Sales involving (x) the assets of Amedisys Wyoming, L.L.C. or the Capital Stock in Amedisys Wyoming, L.L.C. owned by Amedisys Holding, LLC and (y) the Capital Stock in Saint Alphonsus Home Health and Hospice, LLC owned by Amedisys Idaho, L.L.C., in each case, on terms reasonably approved by the Administrative Agent;”

2. Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received counterparts of this Agreement, duly executed by the Borrowers, each Guarantor and the Required Lenders; and

(b) the Administrative Agent shall have received all fees required to be paid to it and to the Lenders, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Effective Date.

3. Ratification. Each of the Borrowers and Guarantors hereby ratifies all of its obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Agreement. Nothing in this Agreement extinguishes, novates or releases any right, claim or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is any Borrower or any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

4. Representations and Warranties. Each of the Borrowers and Guarantors hereby represents and warrants to the Administrative Agent and the Lenders that (a) this Agreement has been duly executed and delivered on behalf of the Borrowers and each of the Guarantors, (b) this Agreement constitutes a valid and legally binding agreement enforceable against each of the Borrowers and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties made by it in the Credit Agreement and the Loan Documents to which it is a party are true and correct on and as of the date hereof in all material respects as though made as of the date hereof except to the extent that such representations and warranties expressly relate to an earlier date in which case they are true and correct as of such earlier date, (d) after giving effect to this Agreement, no Default or Event of Default exists under the Credit Agreement or under any Loan Document; (e) the Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and each such Person has executed and delivered a Guaranty Agreement; and (f) the execution, delivery and performance of this Agreement has been duly authorized by each of the Borrowers and Guarantors.

5. Release and Indemnity.

(a) Each of the Borrowers and Guarantors hereby releases and forever discharges the Administrative Agent and each of the Lenders and each Affiliate thereof and each of their respective employees, officers, directors, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based on law or equity, which any of said parties has held or may now own or hold, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Agreement is signed by any of such parties (i) arising directly or indirectly out of the Loan Documents, or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between the Borrowers, the Guarantors, or their representatives and the Administrative Agent, and each Lender or any of their respective directors, officers, agents, employees, attorneys or other representatives. Such release, waiver, acquittal and discharge shall and does include, without limitation, any claims of usury, fraud, duress, misrepresentation, lender liability, control, exercise of remedies and all similar items and claims, which may, or could be, asserted by any Borrower or any Guarantor including any such caused by the actions or negligence of the indemnified party (other than its gross negligence or willful misconduct).

(b) Each of the Borrowers and Guarantors hereby ratifies the indemnification provisions contained in the Loan Documents, including, without limitation, Section 10.5(b) of the Credit Agreement, and agrees that this Agreement and losses, claims, damages and expenses related thereto shall be covered by such indemnities.

6. Counterparts. This Agreement may be signed in any number of counterparts, which may be delivered in original, facsimile or electronic form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8. Integration. This Agreement and the other Loan Documents represent the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

9. Agreement is a Loan Document. This Agreement is a Loan Document as defined in the Credit Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

LEAD BORROWER:

AMEDISYS, INC., a Delaware corporation

By:	/s/ Ronald A. LaBorde
Ronald A. LaBorde
President and Interim Chief Executive Officer

CO-BORROWER:

AMEDISYS HOLDING, L.L.C., a Louisiana limited liability company

By:	/s/ Ronald A. LaBorde
Ronald A. LaBorde
President

Signature Page to Third Amendment to Credit Agreement

GUARANTORS:

ADVENTA HOSPICE SERVICES OF FLORIDA, INC.,

a Florida corporation;

AMEDISYS HOME HEALTH, INC. OF ALABAMA,

an Alabama corporation;

AMEDISYS HOME HEALTH, INC. OF SOUTH CAROLINA,

a South Carolina corporation;

AMEDISYS HOME HEALTH, INC. OF VIRGINIA,

a Virginia corporation;

HMR ACQUISITION, INC.,

a Delaware corporation;

ACCUMED GENPAR, L.L.C.,

a Texas limited liability company;

ACCUMED HOLDING, L.L.C.,

a Delaware limited liability company;

ACCUMED HOME HEALTH OF GEORGIA, L.L.C.,

a Georgia limited liability company;

ACCUMED HOME HEALTH OF NORTH TEXAS, L.L.C.,

a Texas limited liability company;

ADVENTA HOSPICE, L.L.C.,

a Florida limited liability company;

ALBERT GALLATIN HOME CARE AND HOSPICE SERVICES, LLC,

a Delaware limited liability company;

AMEDISYS AIR, L.L.C.,

a Louisiana limited liability company;

AMEDISYS ALABAMA, L.L.C.,

an Alabama limited liability company;

AMEDISYS ALASKA, LLC,

an Alaska limited liability company;

AMEDISYS ARIZONA, L.L.C.,

an Arizona limited liability company;

AMEDISYS ARKANSAS, LLC,

an Arkansas limited liability company;

AMEDISYS BA, LLC,

a Delaware limited liability company;

AMEDISYS CALIFORNIA, L.L.C.,

a California limited liability company;

Signature Page to Third Amendment to Credit Agreement

AMEDISYS COLORADO, L.L.C.,

a Colorado limited liability company;

AMEDISYS CONNECTICUT, L.L.C.,

a Connecticut limited liability company;

AMEDISYS DELAWARE, L.L.C.,

a Delaware limited liability company;

AMEDISYS FLORIDA, L.L.C.,

a Florida limited liability company;

AMEDISYS GEORGIA, L.L.C.,

a Georgia limited liability company;

AMEDISYS HOSPICE, L.L.C.,

a Louisiana limited liability company;

AMEDISYS IDAHO, L.L.C.,

an Idaho limited liability company;

AMEDISYS ILLINOIS, L.L.C.,

an Illinois limited liability company;

AMEDISYS INDIANA, L.L.C.,

an Indiana limited liability company;

AMEDISYS IOWA, L.L.C.,

an Iowa limited liability company;

AMEDISYS KANSAS, L.L.C.,

a Kansas limited liability company;

AMEDISYS LA ACQUISITIONS, L.L.C.,

a Louisiana limited liability company;

AMEDISYS LOUISIANA, L.L.C.,

a Louisiana limited liability company;

AMEDISYS MAINE, P.L.L.C.,

a Maine professional limited liability company;

AMEDISYS MARYLAND, L.L.C.,

a Maryland limited liability company;

AMEDISYS MASSACHUSETTS, L.L.C.,

a Massachusetts limited liability company;

AMEDISYS MICHIGAN, L.L.C.,

a Michigan limited liability company;

AMEDISYS MINNESOTA, L.L.C.,

a Minnesota limited liability company;

AMEDISYS MISSISSIPPI, L.L.C.,

a Mississippi limited liability company;

AMEDISYS MISSOURI, L.L.C.,

a Missouri limited liability company;

AMEDISYS NEBRASKA, L.L.C.,

a Nebraska limited liability company;

AMEDISYS NEVADA, L.L.C.,

a Nevada limited liability company;

Signature Page to Third Amendment to Credit Agreement

AMEDISYS NEW HAMPSHIRE, L.L.C.,

a New Hampshire limited liability company;

AMEDISYS NEW JERSEY, L.L.C.,

a New Jersey limited liability company;

AMEDISYS NEW MEXICO, L.L.C.,

a New Mexico limited liability company;

AMEDISYS NORTH CAROLINA, L.L.C.,

a North Carolina limited liability company;

AMEDISYS NORTH DAKOTA, L.L.C.,

a North Dakota limited liability company;

AMEDISYS NORTHWEST, L.L.C.,

a Georgia limited liability company;

AMEDISYS OHIO, L.L.C.,

an Ohio limited liability company;

AMEDISYS OKLAHOMA, L.L.C.,

an Oklahoma limited liability company;

AMEDISYS OREGON, L.L.C.,

an Oregon limited liability company;

AMEDISYS PENNSYLVANIA, L.L.C.,

a Pennsylvania limited liability company;

AMEDISYS PROPERTY, L.L.C.,

a Louisiana limited liability company;

AMEDISYS PUERTO RICO, L.L.C.,

a Puerto Rican limited liability company;

AMEDISYS QUALITY OKLAHOMA, L.L.C.,

an Oklahoma limited liability company;

AMEDISYS RHODE ISLAND, L.L.C.,

a Rhode Island limited liability company;

AMEDISYS SC, L.L.C.,

a South Carolina limited liability company;

AMEDISYS SOUTH DAKOTA, L.L.C.,

a South Dakota limited liability company;

AMEDISYS SOUTH FLORIDA, L.L.C.,

a Florida limited liability company;

AMEDISYS SPECIALIZED MEDICAL SERVICES, L.L.C.,

a Louisiana limited liability company;

AMEDISYS SP-IN, L.L.C.,

an Indiana limited liability company;

Signature Page to Third Amendment to Credit Agreement

AMEDISYS SP-KY, L.L.C.,

a Kentucky limited liability company;

AMEDISYS SP-OH, L.L.C.,

an Ohio limited liability company;

AMEDISYS SP-TN, L.L.C.,

a Tennessee limited liability company;

AMEDISYS TENNESSEE, L.L.C.,

a Tennessee limited liability company;

AMEDISYS TEXAS, L.L.C.,

a Texas limited liability company;

AMEDISYS TLC, ACQUISITION, L.L.C.,

a Louisiana limited liability company;

AMEDISYS UTAH, L.L.C.,

a Utah limited liability company;

AMEDISYS VENTURES, L.L.C.,

a Delaware limited liability company;

AMEDISYS VIRGINIA, L.L.C.,

a Virginia limited liability company;

AMEDISYS WASHINGTON, L.L.C.,

a Washington limited liability company;

AMEDISYS WESTERN, L.L.C.,

a Delaware limited liability company;

AMEDISYS WEST VIRGINIA, L.L.C.,

a West Virginia limited liability company;

AMEDISYS WISCONSIN, L.L.C.,

a Wisconsin limited liability company;

ANMC VENTURES, L.L.C.,

a Louisiana limited liability company;

AVENIR VENTURES, L.L.C.,

a Louisiana limited liability company;

BEACON HOSPICE, L.L.C.,

a Delaware limited liability company;

BROOKSIDE HOME HEALTH, LLC,

a Virginia limited liability company;

COMPREHENSIVE HOME HEALTHCARE SERVICES, L.L.C.,

a Tennessee limited liability company;

EMERALD CARE, L.L.C.,

a North Carolina limited liability company;

FAMILY HOME HEALTH CARE, L.L.C.,

a Kentucky limited liability company;

Signature Page to Third Amendment to Credit Agreement

HHC, L.L.C.,

a Tennessee limited liability company;

HOME HEALTH OF ALEXANDRIA, L.L.C.,

a Louisiana limited liability company;

HORIZONS HOSPICE CARE, L.L.C.,

an Alabama limited liability company;

HOUSECALL, L.L.C.,

a Tennessee limited liability company;

HOUSECALL HOME HEALTH, L.L.C.,

a Tennessee limited liability company;

HOUSECALL MEDICAL RESOURCES, L.L.C.,

a Delaware limited liability company;

HOUSECALL MEDICAL SERVICES, L.L.C.,

a Tennessee limited liability company;

HOUSECALL SUPPORTIVE SERVICES, L.L.C.,

a Florida limited liability company;

MC VENTURES, LLC,

a Mississippi limited liability company;

M.M. ACCUMED VENTURES, L.L.C.,

a Texas limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES INTERNATIONAL, LLC,

a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES MIDWEST, LLC,

a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES OF BROWARD, LLC,

a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES OF DADE, LLC,

a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES OF ERIE NIAGARA, LLC,

a New York limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES OF GEORGIA, LLC,

a Delaware limited liability company;

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TENDER LOVING CARE HEALTH CARE SERVICES OF LONG ISLAND, LLC,

a New York limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES OF MICHIGAN, LLC,

a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES OF NASSAU SUFFOLK, LLC,

a New York limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES OF NEW ENGLAND, LLC,

a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES OF WEST VIRGINIA, LLC,

a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES SOUTHEAST, LLC,

a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES WESTERN, LLC,

a Delaware limited liability company;

TLC HOLDINGS I, L.L.C.,

a Delaware limited liability company;

TLC HEALTH CARE SERVICES, L.L.C.,

a Delaware limited liability company;

ACCUMED HEALTH SERVICES, L.L.C.,

a Texas limited liability company;

NINE PALMS 1, L.L.C.,

a Virginia limited liability company; and

NINE PALMS 2, LLP,

a Mississippi limited liability partnership By: MC VENTURES, LLC, its general partner

By:	/s/ Ronald A. LaBorde
Ronald A. LaBorde President

Signature Page to Third Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ John Kushnerick
Name:	John Kushnerick
Title	Vice President

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LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Dan Penkar
Name:	Dan Penkar
Title	SVP

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LENDER:

FIFTH THIRD BANK

By:	/s/ Joshua N. Livingston
Name:	Joshua N. Livingston
Title	Duly Authorized Signatory

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LENDER:

COMPASS BANK

By:	/s/ Latrice Tubbs
Name:	Latrice Tubbs
Title	Vice President

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LENDER:

BOKF, NA dba BANK OF TEXAS

By:	/s/ Gary K. Whitt
Name:	Gary K. Whitt
Title	SVP

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LENDER:

RBS CITIZENS, N.A.

By:	/s/ Cheryl Carangelo
Name:	Cheryl Carangelo
Title	Senior Vice President

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LENDER:

UNION BANK, N.A.

By:	/s/ Michael Tschida
Name:	Michael Tschida
Title	Vice President

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LENDER:

REGIONS BANK

By:	/s/ Gregory M. Ratliff
Name:	Gregory M. Ratliff
Title	Managing Director

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LENDER:

RAYMOND JAMES BANK, N.A.

By:	/s/ H. Fred Coble, Jr.
Name:	H. Fred Coble, Jr.
Title	Senior Vice President

Signature Page to Third Amendment to Credit Agreement